Exhibit 10.98

Novation Agreement

Dated 1 October 2020

FUJAIRAH OIL INDUSTRY ZONE (FOIZ)

BROOGE PETROLEUM & GAS INVESTMENT COMPANY FZE (Lessee)

BROOGE PETROLEUM & GAS INVESTMENT COMPANY PHASE III FZE (Transferee)

Relating to a
Oil Storage Terminal Project
in
The Emirate of Fujairah
United Arab Emirates

THIS NOVATION AGREEMENT ("Novation Agreement") is dated the 01st of October 2020 and made

BETWEEN:

1. FUJAIRAH OIL INDUSTRY ZONE, ("FOIZ")

2. BROOGE PETROLEUM AND GAS INVESTMENT COMPANY being (the "Lessee") will be referred to hereinafter as (the "Original Contracting Party").

3. BROOGE PETROLEUM & GAS INVESTMENT COMPANY PHASE III FZE with Company Registration No. 20-FZE-1972, a company incorporated in UAE and having its registered office at Fujairah Free Zone in the Emirate Of Fujairah, United Arab Emirates, with postal address P.O. Box 51073, Fujairah, UAE, all in accordance with the local and federal laws of the UAE on the date of this agreement (hereinafter referred to as the "Transferee").

collectively referred to as the "Parties" and individually as a "Party".

BACKGROUND:

A. FOIZ and the Original Contracting Party entered into a lease agreement on 02 February 2020 (the "Land Lease Agreement") for the plant site located at Sudah, Fujairah as more particularly described in the Land Lease ("Plant Site").

B. The Original Contracting Party now wishes to be released from the Land Lease Agreement, and FOIZ has agreed to release it.

C. FOIZ has agreed with the Original Contracting Party and the Transferee to replace the Original Contracting Party as a Party to the Land Lease Agreement, and accordingly the Parties wish to transfer the rights and obligations of the Original Contracting Party under the Land Lease to the Transferee.

D. The Parties hereto have agreed to transfer the rights and obligations of the Original Contracting Party under the Land Lease Agreement to the Transferee all in accordance with the terms of this Novation Agreement.

E. The Parties wish to record the terms of their agreement as provided in this Novation Agreement.

NOW IT IS HEREBY AGREED as follows:

1. **NOVATION**

1.1 The Parties agree that on and from the date of execution of this Novation Agreement:

a. FOIZ and the Transferee hereby agree that the provisions of the original Land Lease Agreement shall not be amended in any respect as provided herein.

b. the Transferee is substituted for the Original Contracting Party under the Land Lease Agreement as if the Transferee had originally been the Party to the Land Lease Agreement instead of the Original Contracting Party and all references in the Land Lease Agreement to the Original Contracting Patty are to be read and construed as if they were references to the Transferee;

c. the Transferee is bound by and must fulfill, comply with and observe all the provisions of the Land Lease Agreement, and shall enjoy all the rights and benefits of the Original Contracting Party under the Land Lease Agreement regardless of whether they are owed before or after the execution of this Novation Agreement;

d. FOIZ is released and discharged from all and any of its liabilities and obligations to the Original Contracting Party under the Land Lease Agreement but without prejudice to the rights of the Transferee in respect of such obligations and liabilities;

e. FOIZ releases and discharges the Original Contracting Party from any obligations to FOIZ under the Land Lease Agreement any and all claims, actions, proceedings, obligations and liabilities (whether arising under the Land Lease Agreement, based in negligence or any other form of legal liability) which FOIZ has or may have in the future against the Original Contracting Party for events arising prior to, on or after the date of execution of this Novation Agreement.

2. GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the Federal Laws of the United Arab Emirates and Fujairah Law.

IN WITNESS whereof the parties hereto have caused this Novation Agreement to be duly executed on the day and year first written.

SIGNED BY:

On Behalf of **Fujairah Oil Industry Zone**

By:

Name: Capt. Salem Al Afkham Al Hamoudi

Title: Director, FOIZ

Date:

FOIZ

On behalf of **Brooge Petroleum and Gas Investment Company FZE:**

By:

Name: Nicolaas Paardenkooper

Title: Chief Executive Officer

Date:

On Behalf **of Brooge Petroleum and Gas Investment Company Phase III FZE**:

By:

Name: Nicolaas Paardenkooper

Title: Chief Executive Officer

Date:


ANNEXURE-1
A
B
C
D
E
F
G
H
I
J
K
L
M
N
O
1083.6
393.8
257.7
183.6
309.0
468.8
1.5
67.6
8.0
92.9
21.2
41.5
41.3
BROOGE PETROLEUM AND GAS
INVESTMENT COMPANY
PHASE 3
AREA : 450,074.73 m2
LOCATION : AL SUDA
PLOT COORDINATES
(UTM-WGS 84 ZONE 40N)
A) E=435040.2909, N=2788881.8313
B) E=436114.0404, N=2788735.7753
C) E=436079.2922, N=2788480.4152
D) E=435975.7344, N=2788328.7590
E) E=435509.8056, N=2788380.6995
F) E=435514.4363, N=2788421.7424
G) E=435473.1980, N=2788426.3951
H) E=435471.1023, N=2788407.8212
I) E=435453.8677, N=2788395.3684
J) E=435146.8235, N=2788430.0072
K) E=435065.3228, N=2788474.6250
L) E=434998.1139, N=2788482.2080
M) E=434998.9833, N=2788490.1659
N) E=434997.4921, N=2788490.3288
O) E=435016.2964, N=2788862.4415